                                                                   EXHIBIT 10.25

                             EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT is entered into as of October 11, 1995 between KILOVAC CORPORATION, a California corporation ("Employer"), and Robert
                                                                        ------
A. Helman ("Employee"), with reference to the following facts:
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          A.   Employee has served Employer in the position of Vice President -
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Operations.
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          B. Employer now desires to continue the employment of Employee on the terms stated herein.

          NOW, THEREFORE, IN CONSIDERATION OF the foregoing facts and the mutual agreements set forth below, the parties agree as follows:

          1.   Employment.  Employer hereby employs Employee, and Employee
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hereby accepts employment, in such positions as designated by the President or General Manager of Employer, for the period beginning as of the date hereof through October 31, 1998, unless sooner terminated as provided herein. Employee shall report directly to the President of Employer and Employee's place for employment shall be Employer's facility in Carpinteria, California, subject to ordinary and necessary business travel.

          2.   Services.  Employee shall devote substantially full time and his
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best efforts, knowledge and skill to the operation, promotion and advancement of Employer's business. The specific duties of Employee shall be designated from time to time by the President of Employer. Employee further convenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this employment in conflict with the best interests of Employer.

          3.   Salary and Benefits.  Employer shall (i) pay Employee a salary of
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$111,218 payable in equal installments in accordance with Employer's normal
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payroll practices, (ii) provide Employee with fringe benefits in accordance with Employer's policies in effect as of the date of this agreement and which may from time to time be revised for key employees.

               3.1  Severance.  On termination of Employee for any reason other
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than Employee's voluntary resignation or termination of Employee under Section 4.1, Employer shall, on the effective date of any such termination, pay to Employee severance pay equal to the greater of (i) Employee's salary (at the rate then in effect) from the date of termination through October 1, 1998, and
(ii) the an amount equal to one year's salary of the Employee (at the rate then in effect). In either case, Employee shall be continued (at no cost to Employee) in medical and welfare benefits of Employer applicable to key employees of Employer for one year following termination. After October 31, 1998, severance provisions shall revert to Kilovac's standard policies then in effect.

               3.2  Salary and Benefits Review.  The salary and benefits of
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Employee shall be reviewed annually. Nothing herein shall be construed as an express or implied commitment by Employer to increase such salary or benefits, but in no case shall Employee's annual salary be decreased without the prior written consent of Employee.

          4.   Termination.
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               4.1  Misconduct.  Employer may terminate Employee immediately in
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the event of Employee's personal dishonesty, willful misconduct or breach of fiduciary duty involving personal profit, intentional and habitual failure to perform stated duties or willful violation of any law, rule or regulation applicable to the business of Employer.

               4.2  Breach.  Employer may terminate Employee upon 30 days'
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notice to Employee if Employee shall be in material breach of any provision of this agreement and shall have failed to cure such breach during such 30-day period.

               4.3  Disability.  Employer may terminate Employee upon 90 days'
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notice to Employee in the event that prior to giving such notice Employee shall have been totally or partially disabled, physically or mentally, for a period of at least 90 days where such disability shall have been of a nature which had prevented Employee from discharging his duties under this agreement for such 90-day period.

               4.4  Other.  Either Employer or Employee may terminate
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xxxxxxxxxxxxxxxxxxx Employee's employment for any reason upon 90 days' notice to the other party.

          5.   Disclosure of Information.  Employee acknowledges that in and as
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a result of his employment hereunder Employee may be making use of, acquiring or adding to confidential information of a special and unique nature and value relating to the business of Employer, including, without limitation, trade secrets, systems, procedures, manuals, formulas, confidential reports and lists of clients, as well as the nature and type of products of Employer, the equipment and methods used and preferred by customers of Employer, and the prices paid by them. As a material inducement to Employer to enter into this agreement and to pay to Employee the compensation stated herein, Employee convenants and agrees that Employee shall not, at any time during or following the term of this agreement, directly or indirectly, divulge or disclose for any purpose whatsoever any confidential information that has been obtained by, or disclosed to, Employee as a result of Employee's employment by Employer.

          6.   Inventions.  Employee shall promptly disclose to Employer all
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inventions, discoveries and improvements, whether patentable or not (an "Invention"), conceived or made by Employee during the term of employment, and hereby assigns all rights thereto to Employer. EMPLOYEE SHALL NOT BE REQUIRED TO ASSIGN ANY RIGHTS TO AN INVENTION FOR WHICH NO EMPLOYER EQUIPMENT, SUPPLIES OR FACILITY, OR CONFIDENTIAL INFORMATION WAS USED IN THE DEVELOPMENT, IF SUCH INVENTION WAS DEVELOPED ON EMPLOYEE'S OWN TIME AND (i) DOES NOT RELATE TO THE BUSINESS OF EMPLOYER OR TO EMPLOYER'S ACTUAL OR ANTICIPATED RESEARCH OR DEVELOPMENT.

          7.   Surrender of Books and Records.  Employee shall on the
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termination of his employment in any manner immediately surrender to Employer all lists, books and records, and other documents incident to Employer's business and all other property belonging to Employer, it being distinctly understood that all such documents are the property of Employer.

          8.   Waiver of Breach.  The failure of Employer at any time to require
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performance by Employee of any provision hereof shall in no way affect Employer's right thereafter to enforce the same, nor shall the waiver by Employer of any breach of any provision hereof be taken or held to be a waiver of any succeeding breach of any provision or as a waiver of the provision itself.

          9.   Resignations.  In the event that Employee's service hereunder are
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terminated under any of the provisions of this agreement, Employee agrees to deliver a written resignation as an officer of Employer to the President, such resignation to become effective immediately.

          10.  Notice.  Any notice hereunder shall be in writing and shall be
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deemed given, if personally delivered, upon receipt or, if mailed, upon the third business day following mailing by deposit in United States mail, postage prepaid and addressed:

     (a)  If to Employer:     Kilovac Corporation
                              550 Linden Avenue
                              Carpinteria, California 93013
                              Attention:  President

     (b)  If to Employee:     Robert A. Helman
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                              844 Cheltenham Rd.
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                              Santa Barbara, CA 93105
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                              _______________________

or to such other address as either party shall provide for such purpose pursuant to this paragraph.

          11.  Miscellaneous.  This agreement shall be governed by and construed
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in accordance with the laws of the State of California; provided that Section 8 shall be governed by the laws of the jurisdiction in which the alleged breach of such Section occurred. No rights or obligations hereunder may be assigned by either party without the prior written consent of the other. This agreement shall inure to the benefit of and be binding upon any successor of Employer. This agreement supersedes any other employment or severance agreement previously in effect with respect to Employee. If any provision of this agreement shall be legally invalid and legally unenforceable, the same shall not affect in any respect whatsoever the validity and enforceability of the remainder of this agreement. This agreement cannot be amended, modified or supplemented in any respect except by an agreement in writing signed by each party hereto.

          IN WITNESS WHEREOF, the undersigned have executed this Employment Agreement effective as of the date first set forth above.


                                        KILOVAC CORPORATION


Dated:  October 5, 1995                 By
                -                         _______________________________
                                          Douglas Campbell, President

                                        Employee:


Dated:  October 5, 1995
                -

                                        __________________________________
                                        Name   Robert A. Helman
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